UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010 (April 14, 2010)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

8.01

Other Events.

Share Repurchase Program

On April 14, 2010, the board of directors of Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”) approved certain amendments to our share repurchase program, which will become effective as of May 20, 2010.  We sent stockholders notification of the amendments on April 20, 2010.

Under the program, as amended, and subject to certain restrictions set forth in the program, we may make “ordinary repurchases,” which are defined as all repurchases other than upon the death of a stockholder, at the following prices:

•

92.5% of the share price for stockholders who have owned their shares continuously for at least one year, but less than two years;

•

95% of the share price for stockholders who have owned their shares continuously for at least two years, but less than three years;

•

97.5% of the share price for stockholders who have owned their shares continuously for at least three years, but less than four years; and

•

100% of the share price for stockholders who have owned their shares continuously for at least four years.

In the case of “exceptional repurchases,” which are defined as repurchases upon the death of a stockholder, we may repurchase shares at a repurchase price equal to 100% of the share price.

For purposes of the amended program, “share price” has the following meaning:

(A)

prior to the date that we first disclose an estimated value per share that is not based solely on the offering price of the shares in our most recent “best efforts” offering, referred to herein as the “valuation date,” the share price will be equal to the offering price of our shares in our most recent “best efforts” offering, which is referred to herein as the “offering price.”  However, if we have sold properties or other assets and have made one or more special distributions to stockholders of all or a portion of the net proceeds from the sales, the share price prior to the valuation date will be equal to the offering price less the amount of net sale proceeds per share that constitute a return of capital distributed to stockholders as a result of the sales.  Further, in the event that the stockholder requesting repurchase purchased his, her or its shares from us at a price that was less than the offering price, including at a discounted price through the distribution reinvestment plan, the share price applicable to those shares prior to the valuation date will be equal to the per share price paid by that stockholder for those shares requested to be repurchased, further reduced, if applicable, by distributions of net sales proceeds, as set forth in the preceding sentence; and

(B)

after the valuation date, the share price will be equal to the lesser of (1) the share price determined in paragraph (A) above or (2) the most recently disclosed estimated value per share, as determined by our board, our business manager or another firm that we have chosen for that purpose.

For example, under the amended program, if a stockholder has purchased our shares for $10.00 per share in our current “best efforts” offering and requests the repurchase of those shares before we have disclosed an estimated value per share that is not based solely on that purchase price, we may repurchase those shares at the following prices: $9.25 if the shares have been owned continuously for at least one year, but less than two years; $9.50 if the shares have been owned continuously for at least two years, but less than three years; $9.75 if the shares have been owned continuously for at least three years, but less than four years; and $10.00 if the shares have been owned continuously for at least four years.  Under the same example, if the stockholder is deceased, we will repurchase the shares for $10.00 per share.

We have also amended the program to limit the number of shares repurchased as ordinary repurchases during any calendar year to 5% of the number of shares of common stock outstanding on December 31st of the previous calendar year, as opposed to 3% as provided in the original program.  As under the original program, the 5% limit will not apply to exceptional repurchases.

The amended and restated share repurchase program, effective May 20, 2010, is being filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 disclosure by reference.

Optional Individual Retirement Account Program

To provide our stockholders with an opportunity to hold their investment in a Traditional, ROTH or SEP individual retirement account, we are a party to an agreement with First Trust Company of Onaga  (“FTCO”), pursuant to which FTCO acts as custodian for new or current accountholders of a Traditional, ROTH or SEP IRA (a “FTCO IRA”).  We have amended this program, effective as of May 20, 2010.  We sent stockholders notification of the amendments on April 20, 2010.

As amended, FTCO will offer the following benefits to any FTCO IRA accountholder that makes an initial investment equal to or greater than $10,000 in shares of our common stock.

•

The FTCO IRA account set-up fee of $25 will be waived.

•

We will pay the initial annual account fee for a FTCO IRA as described below.

•

The $8 fee charged for purchases of our shares will be waived.

•

The ACH distribution fee of $1 per distribution will be waived.

•

The accountholder will receive an annual statement from FTCO. If an accountholder elects to receive statements on a monthly or quarterly basis, a fee will be charged to the accountholder based on the frequency of statement receipt. The annual fee to receive monthly statements is $25, and the annual fee to receive quarterly statements is $10.

•

If the account is closed, the FTCO IRA closing fee is reduced to $100 and charged to the accountholder.

As set forth above, we will pay the initial annual account fee that is payable at the time of issuance of our shares to an individual retirement account that satisfies the $10,000 account minimum as of the initial purchase of our shares.  Accountholders will be responsible for paying subsequent annual account fees charged by FTCO on July 1st of each year. FTCO will charge these annual fees to accountholders at a reduced rate. Accountholders also may be responsible for paying a pro rated annual account fee with respect to the period from the one-year anniversary of the initial investment through the following June

30th. Our payment of the initial annual account fee will be treated as a purchase price adjustment for our shares and will result in a lower tax basis in the shares purchased.

The FTCO IRA program may be suspended or terminated if:

•

our shares are listed on any national securities exchange, or are subject to bona fide quotes on any inter-dealer quotation system or electronic communications network; or

•

our board of directors determines that it is in our best interest to suspend or terminate the FTCO IRA program.

We also may amend or modify any provision of the program at any time in our board’s discretion. In the event that we amend, suspend or terminate the FTCO IRA program, however, we will send stockholders notice of the changes at least thirty days prior to the changes.

Item

9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

4.1

Amended and Restated Share Repurchase Program, effective May 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	April 20, 2010	By:	/s/ Barry L. Lazarus
		Name:	Barry L. Lazarus
		Title	President

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amended and Restated Share Repurchase Program, effective May 20, 2010

6